Note 12 - Royalty	12 Months Ended
Dec. 31, 2025
Statement Line Items [Line Items]
Disclosure of royalty information [text bloxk]
12.	Royalty

On October 22, 2025, the Company entered into amended and restated royalty agreements resulting in an extinguishment of previous royalty liability. The fair value of the amended Royalty was estimated at October 22, 2025 using a discounted cash flow model. The key inputs included the market interest rate of 11.125% and cash flows estimates of future operating and gross revenues. The loss on extinguishment amounting to $1,023 was included in other non-operating income (expense) in the consolidated statement of loss and other comprehensive loss.

	December 31, 2025	December 31, 2024
Balance at January 1,	$1,283	$858
Foreign exchange	(37)	95
Accretion	58	330
Extinguishment of royalty	(1,304)	-
Foreign exchange	(37)	-
Recognition of new royalty due to amendment	2,327	-
Accretion	48	-
Balance at December 31	$2,338	$1,283